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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report appearing on page 16 of this Form 10-K, into Scientific-Atlanta's previously filed registration statements as listed below.

  1. Registration Statements on Form S-8 covering the Scientific-Atlanta, Inc. 1978 Non-Qualified Stock Option Plan for Key Employees, as amended (File Nos. 2-72029, 33-5623, 33-20858, and 33-36926);

  2. Registration Statement on Form S-8 covering the Scientific-Atlanta, Inc. 1981 Incentive Stock Option Plan (File Nos. 2-99889 and 33-781);

  3. Registration Statement on Form S-8 covering the Scientific-Atlanta, Inc. Non-Employee Directors Stock Option Plan (File No. 33- 35313 and 33-54696);

  4. Registration Statement on Form S-8 covering the Scientific-Atlanta, Inc. Voluntary Employee Retirement and Investment Plan (File Nos. 33-69827, 333-64971 and 333-50066);

  5. Registration Statement on Form S-8 covering the Scientific-Atlanta, Inc. 1992 Employee Stock Option Plan (File No. 33-69218);

  6. Registration Statement on Form S-8 covering the Scientific-Atlanta, Inc. 1993 Restricted Stock Awards (File No. 33-52135);

  7. Registration Statement on Form S-8 covering the Long-Term Incentive Plan of Scientific-Atlanta, Inc. (File Nos. 33-56449 and 333-67931);

  8. Registration Statement on Form S-8 covering the Scientific-Atlanta, Inc. Stock Plan for Non-Employee Directors (File Nos. 33-64065 and 333-40217);

  9. Registration Statement on Form S-8 covering the 1996 Employee Stock Option Plan (File Nos. 333-18893, 333-67471, 333-31968 and 333-56942);

  10. Registration Statement on Form S-8 covering the Non-Qualified Stock Option Agreement with Employee (File No. 333-18891);

  11. Registration Statement on Form S-8 covering the Non-Qualified Stock Option Agreement with Employee (File No. 333-23083); and

  12. Registration Statement on Form S-8 covering the 1998 Employee Stock Purchase Plan (File No. 333-62883).

                                          Arthur Andersen LLP

Atlanta, Georgia
August 15, 2001